TECHNOLOGY AND TRADEMARK LICENSE AGREEMENT

                  This agreement is between Alain L. de la Motte ("LICENSOR") an individual with a residence address of 2460 S.E. Larkspur Ct., Hillsboro, Oregon 97123, and Integrated Food Resources, Inc. ("LICENSEE"), a Nevada corporation, with a principal place of business at 6700 S.W. Sandburg Road, Tigard, Oregon 97223. This agreement will be effective on the following date: January 25, 1999 ("the effective date").
                  WHEREAS LICENSOR owns rights in certain non-confidential and confidential technology, know how, concepts, plans, and information, including all copyrights, trademark/service mark rights, and potential patent rights, all relating to a system for international business transactions (the "Technology");
                  WHEREAS LICENSOR owns the following patent applications, copyright registrations, federal trademark/service mark registrations, federal trademark/service mark applications and domain name registration relating to the Technology (all such applications and registrations are referred to collectively as the "Rights") (the patent applications are referred to collectively as the "Patent Applications"; the trademark/service mark registrations and applications are referred to collectively as the "Trademarks"; the copyright registrations are referred to collectively as the Copyrights"; and the domain name registration is referred to as the "Domain Name Registration"): Patent Applications

-------------------------- --------------------------------------------------------------- ---------------------------
Patent App. No.            Title of Invention                                              Priority Date
-------------------------- --------------------------------------------------------------- ---------------------------
08/745,196                 METHOD AND SYSTEM FOR FACILITATING SELECTING, ORDERING          November 9, 1995
                           AND PURCHASING OF PRODUCTS
-------------------------- --------------------------------------------------------------- ---------------------------
08/879,384                 ELECTRONIC HOME SHOPPING SYSTEM AND METHOD                      November 9, 1995;
                                                                                           June 20, 1997
-------------------------- --------------------------------------------------------------- ---------------------------
to be assigned             RATING SYSTEM FOR ALLOWING ELECTRONIC TRADE OF PRODUCTS         November 9, 1999;
                                                                                           June 20, 1997
-------------------------- --------------------------------------------------------------- ---------------------------


Page 1 -     TECHNOLOGY AND TRADEMARK LICENSE AGREEMENT

-------------------------- --------------------------------------------------------------- ---------------------------
PCT Patent App. No.        Title of Invention                                              Priority Date
-------------------------- --------------------------------------------------------------- ---------------------------
PCT/US96/18133             METHOD AND SYSTEM FOR FACILITATING, SELECTING, ORDERING &       November 9, 1995
                           PURCHASING OF PRODUCTS
-------------------------- --------------------------------------------------------------- ---------------------------

Trademarks

-------------------------- ---------------------------------------------------- ---------------------------------
Trademark Reg./App. No.    Mark                                                 Registration/Filing Date
-------------------------- ---------------------------------------------------- ---------------------------------
Reg. No. 2,213,625         PROJECT HARVEST                                      Registered December 29, 1998
-------------------------- ---------------------------------------------------- ---------------------------------
App. No. 75/084,500        MISC. DESIGN (Globe and Wheat Design)                Filed April 5, 1996; Published
                                                                                October 6, 1998
-------------------------- ---------------------------------------------------- ---------------------------------
Reg. No. 2,222,108         WORLD TRADE THROUGH PIONEERING TECHNOLOGY            Registered February 9, 1999
-------------------------- ---------------------------------------------------- ---------------------------------

Copyrights

-------------------------- --------------------------------------------------------------- ----------------------
Copyright Reg. No.         Title of Work                                                   Registration Date
-------------------------- --------------------------------------------------------------- ----------------------
TX 4-383-876               PROJECT HARVEST                                                 October 9, 1996
-------------------------- --------------------------------------------------------------- ----------------------
VA 814-866                 PROJECT HARVEST                                                 October 9, 1996
-------------------------- --------------------------------------------------------------- ----------------------
VA 832-717                 PROJECT HARVEST CD COVER                                        February 4, 1997
-------------------------- --------------------------------------------------------------- ----------------------

Domain Name Registration

Page 2 -     TECHNOLOGY AND TRADEMARK LICENSE AGREEMENT

-------------------------- --------------------------------------------------------------- ----------------------
Domain Name Reg.           Domain Name                                                     Registration Date
-------------------------- --------------------------------------------------------------- ----------------------
                           ProjectHarvest.com
-------------------------- --------------------------------------------------------------- ----------------------

                  WHEREAS LICENSOR has a complete prototype software version of the Technology for use in the retail-food-store-products industry, including supporting textual and graphic materials (referred to collectively as the "Prototype"), which is presently marketed under LICENSOR'S trademark/service mark PROJECT HARVEST;
                  WHEREAS LICENSOR has delivered to LICENSEE the Prototype, and LICENSEE wants to commercialize it for the retail-food-store-products industry;
                  WHEREAS LICENSEE wants to commercialize the Technology by setting up a global e-commerce system for trading of retail-food-store products among buyers and sellers (the "Food Industry Version of the Technology");
                  WHEREAS LICENSOR and LICENSEE want to enter into a mutually beneficial license agreement involving the Rights and allowing LICENSEE to use, market and sell a commercial version of the Technology for the retail-food-store-products industry;
                  NOW THEREFORE, in consideration of the promises made below, LICENSOR and LICENSEE agree as follows:

                  1. License. LICENSOR grants to LICENSEE a worldwide, exclusive license under the Rights to make, use and sell versions of the Technology for the retail-food-store-products industry. LICENSEE acknowledges that it has received from LICENSOR the Prototype. LICENSEE shall not grant or sub-license to any third party all or any part of the license it receives in this P. 1. The sole exception to this prohibition is that LICENSEE may sub-license rights under this P. 1 to a wholly-owned subsidiary of LICENSEE.

                  2. Term. The term of this agreement is for twenty (20) years from the effective date, and is automatically renewable by LICENSEE for additional two (2) year terms upon sixty (60) days written notice prior to the end of the term of this Agreement. Such automatic renewal is conditioned on: (a) LICENSEE being current with respect to its payment obligations described in P. 3, and (b) LICENSEE

Page 3 -     TECHNOLOGY AND TRADEMARK LICENSE AGREEMENT
not having breached this Agreement.

                  3. License Fee; Royalty.

                  3.1 License Fee. LICENSEE will pay to LICENSOR the following license fee: (a) a one-time, lump sum payment of $200,000 payable to LICENSOR within ten (10) days of the occurrence of either of the following alternate events: (i) LICENSEE'S total equity equals or exceeds fifteen million dollars ($15,000,000) in paid-in capital; or (ii) LICENSEE successfully closes a minimum of fifteen million dollars ($15,000,000) in debt; and (b) a one-dollar ($1.00) license-fee payment per year during the term, payable in advance for the then following year, with the first such payment due on the effective date, and subsequent payments due on the anniversary of the effective date for each year during the term.

                  3.2 Royalty. LICENSEE agrees to pay to LICENSOR a royalty measured at 7.5% of gross profit margin that LICENSEE makes from the commercial use of the Technology and the Rights under the license granted in P. 1. LICENSEE shall make royalty payments and reports to LICENSOR required by this P. 3 on a calendar-year, quarterly basis within 30 business days after March 31st, June 30th, September 30th, and December 31st, each payment for the then preceding accounting quarter. At a future time, LICENSOR and LICENSEE will agree to the form of the report that LICENSEE will provide LICENSOR on a quarterly basis pursuant to this paragraph. LICENSEE shall make the required royalty payments in cash or stock at LICENSEE'S sole discretion. If payment is in stock and LICENSEE is publicly traded, the determination of the cash value of the stock shall be based upon the bid and ask price for the stock for the prior ten (10) trading days. LICENSEE shall keep accurate books and records reflecting transactions, including income received pursuant to commercial activities under this Agreement, and shall make reports at the time of the above-identified quarterly payments fully supporting the calculation of payments made, including the income received. LICENSOR shall have the reasonable right to inspect LICENSEE'S books and records through an agent, not to exceed one such audit per year. Past due payments shall bear interest at the highest lawful rate from the due date.

                  4. Licensee's First Right of Refusal. LICENSEE shall have a first right of refusal to receive from LICENSOR for consideration to be determined in the future, an exclusive, twenty (20) year license to commercialize

Page 4 -     TECHNOLOGY AND TRADEMARK LICENSE AGREEMENT
the Technology for industries other than the retail-food-store-product industry. To exercise its first right under this P. 4, LICENSEE must provide LICENSOR with written notice of its intent to exercise its right within thirty (30) days of receiving from LICENSOR a description of an application of the Technology to an industry other than the retail-food-store-product industry.

                  5. Ownership; Acknowledgement of Validity LICENSEE admits and agrees that LICENSOR owns the Rights and the Technology. In addition, LICENSEE admits and agrees to the validity and enforceability in all respects of the Rights. LICENSEE agrees that it will not participate in any attack on the validity or enforceability of any of the Rights whether in court, the United States Patent and Trademark Office, the U.S. Copyright Office or elsewhere except as may be required in response to a subpoena. It is the intent of LICENSOR and LICENSEE that this paragraph shall have claim- and issue-preclusive effect.

                  6. Best Efforts LICENSEE shall use its best efforts under the license granted in P. 1 to commercialize the Technology by setting up the Food Industry Version of the Technology. To maintain the exclusivity of the license in P. 1, LICENSEE shall have a minimum of ten million dollars ($10,000,000) in annual sales revenue beginning two years from the effective date so that for the third year of this Agreement, and every year thereafter, LICENSEE shall have at least ten million dollars ($10,000,000) in annual sales revenue.

                  7. Continued Development of the Technology; Continued
                     Prosecution of the Rights; Ownership of Rights in Improvements.

                  LICENSOR and LICENSEE will work together during the term of this Agreement to continue development of the Technology. LICENSOR will own all rights in improvements to the Technology, and LICENSEE shall assign and/or transfer to LICENSOR, at appropriate times in the future, rights, if any, LICENSEE may have as a result of any ideas or inventions relating to the Technology made by representatives or employees of LICENSEE. In connection with LICENSEE'S obligation to assign and/or transfer to LICENSOR rights in such improvements, LICENSEE shall require all employees and independent contractors LICENSEE hires in the future to continue development of the Technology to execute written assign and/or transfer agreements of rights in such improvements to LICENSOR.

Page 5 -     TECHNOLOGY AND TRADEMARK LICENSE AGREEMENT

                  All costs for continued commercial development of the Technology will be paid exclusively by LICENSEE. In addition, LICENSEE will pay for all future costs associated with continuing the ongoing process of obtaining domestic and foreign intellectual property rights associated with the Rights and the Technology, including continuing the Patent Applications, the Trademarks, and the Copyrights.

                  8. Confidentiality.

                  LICENSEE will keep confidential the Technology and terms of the present agreement. LICENSEE'S confidentiality obligation survives termination of this Agreement. With respect to LICENSEE'S confidentiality obligation concerning the Technology, LICENSEE will treat all disclosures by LICENSOR relating to the Technology as confidential. Such confidential disclosures may include oral or written material, demonstrations, or samples of the Technology. LICENSEE further agrees not to disclose any information relating to the Technology to third parties, nor to use information about the Technology disclosed by LICENSOR for any purpose other than that identified above, unless written consent from LICENSOR is obtained. LICENSEE agrees to take all steps reasonably necessary to prevent disclosure of the Technology to any third party.

                  The confidentiality obligations set forth in this Agreement do not apply to information:

                  (i) which, prior to the effective date of this Agreement, was generally known to the trade or public;

                  (ii) which at a later date becomes generally known to the
                       trade or public through no fault of LICENSEE'S and then only after that date;

                  (iii) which is possessed by LICENSEE, as evidenced by your written or other tangible evidence, before receipt thereof from LICENSOR; or

                  (iv) which is disclosed to LICENSEE in good faith by a third party who has an independent right to such information.

                  9. Termination.

                  Each party may terminate the present agreement in the event of a material breach by the

Page 6 -     TECHNOLOGY AND TRADEMARK LICENSE AGREEMENT
other party, but only if, upon receiving notice of such breach, the other party fails to cure such breach within sixty (60) days of such notice.

                  LICENSOR may also terminate this Agreement if any of the following occurs:

                  (i) LICENSEE does not commercialize the Technology under the license in P. 1 by signing the first buyers and sellers to the Food Industry Version of the Technology within eighteen (18) months after the effective date;

                  (ii) LICENSEE does not raise a minimum of thirty million
                       dollars ($30,000,000) to finance the commercialization of the Technology; and

                  (iii) LICENSEE defaults as described below and does not cure within the sixty (60) day period described above in this
                       P. 7.

                  A default may be any one of the following:

                  (i) failure to pay royalties or the annual license fee upon the due dates identified above;

                  (ii) failure to finance expenses associated with enforcement of the Rights as described in P. 8;

                  (iii) failure to use notices as are and will be prescribed by
                       LICENSOR pursuant to P. 9; or

                  (iv) failure to deliver to LICENSOR complete copies of all improvements made to the Technology, including source code, within thirty days of making such improvements.

                  10.      Enforcement of Patent Rights.

                  LICENSEE agrees to notify LICENSOR in writing of any unauthorized use of the Rights and/or the Technology, if such use comes to the attention of LICENSEE. LICENSOR shall have the sole right and discretion to bring infringement proceedings involving the Rights and the Technology. If LICENSOR elects to prosecute an infringer and the infringer is in the retail-food-store-products industry, then LICENSEE will pay for all expenses, including attorney fees, associated with prosecuting the infringer. However, all major litigation decisions are to be made by LICENSOR. If any monetary income is obtained from an infringer through a settlement or through litigation, that income will be used first to pay for all expenses including attorney fees associated with prosecution of the infringer. Any amount of monetary income that exceeds such expenses will be shared equally

Page 7 -     TECHNOLOGY AND TRADEMARK LICENSE AGREEMENT
among LICENSOR and LICENSEE.

                  11.      Markings.

                  LICENSEE shall mark all products sold or services rendered under the Rights as being sold or rendered pursuant to a license, and with any statutorily required notices. LICENSOR will from time to time inform LICENSEE of such notices and the form in which they should be used.

                  12.      Notices.

                  All notices under this agreement shall be given in writing to the parties at the addresses listed below. The notices shall be sent via first class mail to the following addresses:

      Alain L. de la Motte                    Brian E. Bittke
      2460 S.E. Larkspur Ct.                  Integrated Food Resources, Inc.
      Hillsboro, Oregon  97123                6700 S.W. Sandburg Road
                                              Tigard, Oregon 97223


                  13.      Insurance.

                  With respect to its use of the license granted in P. 1, LICENSEE will maintain reasonable products liability insurance and other pertinent liability insurance.

                  14.      Indemnity.

                  LICENSEE agrees to indemnify and hold harmless LICENSOR for any claims that may be brought by third parties against LICENSOR in connection with the making, selling or using of the Rights or the Technology under this Agreement.

                  15.      Warranties.

                  The following warranties, in addition to those set out above, are made: LICENSOR represents and warrants that he owns the Rights and has full right and power to grant the license set forth above and to otherwise enter into this Agreement. LICENSOR and LICENSEE represent and warrant to each other that no material facts have been withheld from any party that would materially alter the value of this Agreement, nor the willingness of either party to enter into this Agreement.

                  16.      Miscellaneous.

                  16.1 Assignability. All terms and conditions of this agreement are limited to, binding upon and for the benefit of the parties hereto. Apart from the exception identified in P. 1, no part of this agreement is assignable except upon

Page 8 -     TECHNOLOGY AND TRADEMARK LICENSE AGREEMENT
                           the written approval of LICENSOR.

                  16.2 Partnership, Joint Venture. This agreement does not constitute and shall not be construed as constituting a partnership or joint venture between LICENSOR and LICENSEE.

                  16.3 Amendments. Any amendments or modifications to this agreement can and will be made by written addendum, agreed to by all parties.

                  16.4 Governing Law. This agreement shall be construed in accordance with the laws of the state of Oregon and disputes hereunder shall be decided exclusively in the appropriate state or federal courts located in the state of Oregon. Each party agrees to submit to personal jurisdiction and venue in Oregon.

                  16.5 Integration. This agreement constitutes the entire agreement between the parties and no other agreement, understandings, representations or discussions are included.

                  16.6 Severability. If any part of this agreement is determined to be wholly or partially unenforceable, the balance of the agreement will not be affected and shall remain enforceable.

                  IN WITNESS WHEREOF, the parties have caused this agreement to be executed in duplicate and signed by their authorized representatives.

ALAIN L. de la MOTTE                        INTEGRATED FOOD RESOURCES, INC.
/s/  Alain de la Motte                      By:      /s/  Brian E. Bittke
     ---------------------------------      ---------------------------------
                                            Name:  Brian E. Bittke
                                            Title: Executive Vice President
Date:    January 25, 1999                   Date:    January 25, 1999
     ---------------------------------      ---------------------------------








Page 9 -     TECHNOLOGY AND TRADEMARK LICENSE AGREEMENT

                                   ASSIGNMENT

                  WHEREAS, I, Dal Norris, of 9690 S.W. 151st Avenue, Beaverton, Oregon 97007, helped develop or may have invented certain improvements in and/or features of a technology presently marketed under the trademark PROJECT HARVEST (the improvements and features referred to collectively as the "invention") and which are the object of the following patent applications: Patent Applications

-------------------------- --------------------------------------------------------------- ---------------------------
Patent App. No.            Title of Invention                                              Priority Date
-------------------------- --------------------------------------------------------------- ---------------------------
08/745,196                 METHOD AND SYSTEM FOR FACILITATING SELECTING, ORDERING          November 9, 1995
                           AND PURCHASING OF PRODUCTS
-------------------------- --------------------------------------------------------------- ---------------------------
08/879,384                 ELECTRONIC HOME SHOPPING SYSTEM AND METHOD                      November 9, 1995;
                                                                                           June 20, 1997
-------------------------- --------------------------------------------------------------- ---------------------------
to be assigned             RATING SYSTEM FOR ALLOWING ELECTRONIC TRADE OF PRODUCTS         November 9, 1999;
                                                                                           June 20, 1997
-------------------------- --------------------------------------------------------------- ---------------------------


-------------------------- --------------------------------------------------------------- ---------------------------
PCT Patent App. No.        Title of Invention                                              Priority Date
-------------------------- --------------------------------------------------------------- ---------------------------
PCT/US96/18133             METHOD AND SYSTEM FOR FACILITATING, SELECTING, ORDERING &       November 9, 1995
                           PURCHASING OF PRODUCTS
-------------------------- --------------------------------------------------------------- ---------------------------

                  WHEREAS, Alain L. de la Motte, of Tigard, Oregon, is desirous of acquiring any rights Dal Norris may have in the invention:

                  NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, I, Dal Norris sell, assign and transfer to Alain L. de la Motte: (1) the full and exclusive right to the invention in the United States and its territorial possessions and in all foreign countries, and (2) the entire right, title and interest in and to any and all Patents or other intellectual property which may be granted therefor in the United States and its territorial possessions, in any and all foreign countries, and in and to any and all divisions, reissues, continuations, continuations-in-part and extensions thereof.
                  I hereby authorize and request the U.S. Patent and Trademark Office, the U.S. Copyright Office and any and all foreign countries to issue any and all of the Patents, Copyrights or other intellectual property, when granted, to Alain L. de la Motte, as the assignee of my entire right, title and interest in and to the same, for the sole use of Alain L. de la Motte, his successors and assigns.
                  Further, I agree that I will communicate to Alain L. de la Motte any facts known to me respecting the invention, and testify in any legal proceeding, sign all lawful papers, execute all divisional, continuation, substitution, renewal and reissue applications, execute all necessary assignment papers to cause any and all of the Patents to be issued to Alain L. de la Motte, make all rightful oaths and generally do everything possible to aid Alain L. de la Motte, his successors and assigns, to obtain and enforce proper protection for said invention in the United States and in any and all foreign countries.

Date:    April 15, 1999                                   /s/  Dal Norris
                                                          --------------------
                                                          Dal Norris
Witness:
  /s/ Chris Nelson
(Name)
28242 S. Salo Road
(Address)
Mulino, OR  97042
(City, State)

                                   ASSIGNMENT

                  WHEREAS, I, Brian Brackinreed, of 10360 S.W. Coquille Drive, Tualatin, Oregon 97062, helped develop or may have invented certain improvements in and/or features of a technology presently marketed under the trademark PROJECT HARVEST (the improvements and features referred to collectively as the "invention") and which are the object of the following patent applications:
Patent Applications

-------------------------- --------------------------------------------------------------- ---------------------------
Patent App. No.            Title of Invention                                              Priority Date
-------------------------- --------------------------------------------------------------- ---------------------------
08/745,196                 METHOD AND SYSTEM FOR FACILITATING SELECTING, ORDERING          November 9, 1995
                           AND PURCHASING OF PRODUCTS
-------------------------- --------------------------------------------------------------- ---------------------------
08/879,384                 ELECTRONIC HOME SHOPPING SYSTEM AND METHOD                      November 9, 1995;
                                                                                           June 20, 1997
-------------------------- --------------------------------------------------------------- ---------------------------
to be assigned             RATING SYSTEM FOR ALLOWING ELECTRONIC TRADE OF PRODUCTS         November 9, 1999;
                                                                                           June 20, 1997
-------------------------- --------------------------------------------------------------- ---------------------------


-------------------------- --------------------------------------------------------------- ---------------------------
PCT Patent App. No.        Title of Invention                                              Priority Date
-------------------------- --------------------------------------------------------------- ---------------------------
PCT/US96/18133             METHOD AND SYSTEM FOR FACILITATING, SELECTING, ORDERING &       November 9, 1995
                           PURCHASING OF PRODUCTS
-------------------------- --------------------------------------------------------------- ---------------------------

                  WHEREAS, Alain L. de la Motte, of Tigard, Oregon, is desirous of acquiring any rights Brian Brackinreed may have in the invention:

                  NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, I, Brian Brackinreed sell, assign and transfer to Alain L. de la Motte: (1) the full and exclusive right to the invention in the United States and its territorial possessions and in all foreign countries, and (2) the entire right, title and interest in and to any and all Patents or other intellectual property which may be granted therefor in the United States and its territorial possessions, in any and all foreign countries, and in and to any and all divisions, reissues, continuations, continuations-in-part and extensions thereof.

                  I hereby authorize and request the U.S. Patent and Trademark Office, the U.S. Copyright Office and any and all foreign countries to issue any and all of the Patents, Copyrights or other intellectual property, when granted, to Alain L. de la Motte, as the assignee of my entire right, title and interest in and to the same, for the sole use of Alain L. de la Motte, his successors and assigns.
                  Further, I agree that I will communicate to Alain L. de la Motte any facts known to me respecting the invention, and testify in any legal proceeding, sign all lawful papers, execute all divisional, continuation, substitution, renewal and reissue applications, execute all necessary assignment papers to cause any and all of the Patents to be issued to Alain L. de la Motte, make all rightful oaths and generally do everything possible to aid Alain L. de la Motte, his successors and assigns, to obtain and enforce proper protection for said invention in the United States and in any and all foreign countries.

Date:    April 15, 1999                               /s/  Brian Brackinreed
                                                      ------------------------
                                                      Brian Brackinreed
Witness:
/s/  Dal Norris
---------------------
(Name)

9690 S.W. 151st Avenue
---------------------
(Address)

Beaverton, OR  97007
---------------------
(City, State)

                                   ASSIGNMENT

                  WHEREAS, I, Chris Nelson, of 28242 South Salo Road, Mulino, Oregon 97042, helped develop or may have invented certain improvements in and/or features of a technology presently marketed under the trademark PROJECT HARVEST (the improvements and features referred to collectively as the "invention") and which are the object of the following patent applications: Patent Applications

-------------------------- --------------------------------------------------------------- ---------------------------
Patent App. No.            Title of Invention                                              Priority Date
-------------------------- --------------------------------------------------------------- ---------------------------
08/745,196                 METHOD AND SYSTEM FOR FACILITATING SELECTING, ORDERING          November 9, 1995
                           AND PURCHASING OF PRODUCTS
-------------------------- --------------------------------------------------------------- ---------------------------
08/879,384                 ELECTRONIC HOME SHOPPING SYSTEM AND METHOD                      November 9, 1995;
                                                                                           June 20, 1997
-------------------------- --------------------------------------------------------------- ---------------------------
to be assigned             RATING SYSTEM FOR ALLOWING ELECTRONIC TRADE OF PRODUCTS         November 9, 1999;
                                                                                           June 20, 1997
-------------------------- --------------------------------------------------------------- ---------------------------



-------------------------- --------------------------------------------------------------- ---------------------------
PCT Patent App. No.        Title of Invention                                              Priority Date
-------------------------- --------------------------------------------------------------- ---------------------------
PCT/US96/18133             METHOD AND SYSTEM FOR FACILITATING, SELECTING, ORDERING &       November 9, 1995
                           PURCHASING OF PRODUCTS
-------------------------- --------------------------------------------------------------- ---------------------------

                  WHEREAS, Alain L. de la Motte, of Tigard, Oregon, is desirous of acquiring any rights Chris Nelson may have in the invention:

                  NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, I, Chris Nelson sell, assign and transfer to Alain L. de la Motte: (1) the full and exclusive right to the invention in the United States and its territorial possessions and in all foreign countries, and (2) the entire right, title and interest in and to any and all Patents or other intellectual property which may be granted therefor in the United States and its territorial possessions, in any and all foreign countries, and in and to any and all divisions, reissues, continuations, continuations-in-part and extensions thereof.

                  I hereby authorize and request the U.S. Patent and Trademark Office, the U.S. Copyright Office and any and all foreign countries to issue any and all of the Patents, Copyrights or other intellectual property, when granted, to Alain L. de la Motte, as the assignee of my entire right, title and interest in and to the same, for the sole use of Alain L. de la Motte, his successors and assigns.
                  Further, I agree that I will communicate to Alain L. de la Motte any facts known to me respecting the invention, and testify in any legal proceeding, sign all lawful papers, execute all divisional, continuation, substitution, renewal and reissue applications, execute all necessary assignment papers to cause any and all of the Patents to be issued to Alain L. de la Motte, make all rightful oaths and generally do everything possible to aid Alain L. de la Motte, his successors and assigns, to obtain and enforce proper protection for said invention in the United States and in any and all foreign countries.

Date:    April 15, 1999                              /s/  Chris Nelson
                                                     --------------------------
                                                     Chris Nelson
Witness:
/s/  Brian Brackinreed
---------------------
(Name)

10360 S.W. Coquille Drive
---------------------
(Address)

Tualatin, OR  97062
---------------------
(City, State)

                                   ASSIGNMENT

                  WHEREAS, I, Brian E. Bittke, of 1330 10th Street, West Linn, OR 97068, helped develop or may have invented certain improvements in and/or features of a technology presently marketed under the trademark PROJECT HARVEST (the improvements and features referred to collectively as the "invention") and which are the object of the following patent applications: Patent Applications

-------------------------- --------------------------------------------------------------- ---------------------------
Patent App. No.            Title of Invention                                              Priority Date
-------------------------- --------------------------------------------------------------- ---------------------------
08/745,196                 METHOD AND SYSTEM FOR FACILITATING SELECTING, ORDERING          November 9, 1995
                           AND PURCHASING OF PRODUCTS
-------------------------- --------------------------------------------------------------- ---------------------------
08/879,384                 ELECTRONIC HOME SHOPPING SYSTEM AND METHOD                      November 9, 1995;
                                                                                           June 20, 1997
-------------------------- --------------------------------------------------------------- ---------------------------
to be assigned             RATING SYSTEM FOR ALLOWING ELECTRONIC TRADE OF PRODUCTS         November 9, 1999;
                                                                                           June 20, 1997
-------------------------- --------------------------------------------------------------- ---------------------------


-------------------------- --------------------------------------------------------------- ---------------------------
PCT Patent App. No.        Title of Invention                                              Priority Date
-------------------------- --------------------------------------------------------------- ---------------------------
PCT/US96/18133             METHOD AND SYSTEM FOR FACILITATING, SELECTING, ORDERING &       November 9, 1995
                           PURCHASING OF PRODUCTS
-------------------------- --------------------------------------------------------------- ---------------------------

                  WHEREAS, Alain L. de la Motte, of Tigard, Oregon, is desirous of acquiring any rights Brian Brackinreed may have in the invention:

                  NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, I, Brian Brackinreed sell, assign and transfer to Alain L. de la Motte: (1) the full and exclusive right to the invention in the United States and its territorial possessions and in all foreign countries, and (2) the entire right, title and interest in and to any and all Patents or other intellectual property which may be granted therefor in the United States and its territorial possessions, in any and all foreign countries, and in and to any and all divisions, reissues, continuations, continuations-in-part and extensions thereof.
                  I hereby authorize and request the U.S. Patent and Trademark Office, the U.S. Copyright Office and any and all foreign countries to issue any and all of the Patents, Copyrights or other intellectual property, when granted, to Alain L. de la Motte, as the assignee of my entire right, title and interest in and to the same, for the sole use of Alain L. de la Motte, his successors and assigns.
                  Further, I agree that I will communicate to Alain L. de la Motte any facts known to me respecting the invention, and testify in any legal proceeding, sign all lawful papers, execute all divisional, continuation, substitution, renewal and reissue applications, execute all necessary assignment papers to cause any and all of the Patents to be issued to Alain L. de la Motte, make all rightful oaths and generally do everything possible to aid Alain L. de la Motte, his successors and assigns, to obtain and enforce proper protection for said invention in the United States and in any and all foreign countries.

Date:    April 15, 1999                               /s/  Brian E. Bittke
      --------------------------------------         ---------------------------
                                                      Brian E. Bittke
Witness:
/s/  Dal Norris
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(Name)

9690 S.W. 151st Avenue
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(Address)

Beaverton, OR  97007
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(City, State)